UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: April 3, 2009
                     American Airlines, Inc.
(Exact name of registrant as specified in its charter)
          Delaware                 1-2691                  13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)
                     (817) 963-1234                 _
                                             (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on April 3, 2009 as Exhibit 99.1, which is included herein.  This press release was issued to report March traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                American Airlines, Inc.

                                /s/ Kenneth W. Wimberly
                      Kenneth W. Wimberly
                             Corporate Secretary

Dated:  April 3, 2009

EXHIBIT INDEX

Exhibit    Description

99.1                Press Release

                CONTACT:      Tim Smith
                 Corporate Communications
                 Fort Worth, Texas
                 817-967-1577
                    corp.comm@aa.com

FOR RELEASE: Friday, April 3, 2009

AMERICAN AIRLINES REPORTS MARCH TRAFFIC

FORT WORTH, Texas – American Airlines reported a March load factor of 79.2 percent, a decrease of 4.8 points versus the same period last year. Traffic decreased 10.9 percent and capacity decreased 5.6 percent year over year.
Domestic traffic decreased 10.6 percent year over year on 8.2 percent less capacity. International traffic decreased by 11.6 percent relative to last year on a capacity decrease of 1.1 percent.
American boarded 7.4 million passengers in March.

Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	March
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,321,684	11,589,953	-10.9%
D.O.T. DOMESTIC	6,617,058	7,398,383	-10.6
INTERNATIONAL	3,704,626	4,191,570	-11.6
ATLANTIC	1,335,088	1,517,630	-12.0
LATIN AMERICA	1,902,852	2,212,269	-14.0
PACIFIC	466,686	461,672	1.1
AVAILABLE SEAT MILES (000)
SYSTEM	13,039,064	13,808,686	-5.6%
D.O.T. DOMESTIC	7,993,759	8,705,509	-8.2
INTERNATIONAL	5,045,305	5,103,177	-1.1
ATLANTIC	1,852,157	1,864,755	-0.7
LATIN AMERICA	2,610,013	2,714,315	-3.8
PACIFIC	583,135	524,107	11.3
LOAD FACTOR
SYSTEM	79.2%	83.9%	-4.8	Pts
D.O.T. DOMESTIC	82.8	85.0	-2.2
INTERNATIONAL	73.4	82.1	-8.7
ATLANTIC	72.1	81.4	-9.3
LATIN AMERICA	72.9	81.5	-8.6
PACIFIC	80.0	88.1	-8.1
PASSENGERS BOARDED	7,422,063	8,241,368	-9.9%

SYSTEM CARGO TON MILES (000)	133,037	174,042	-23.6%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YTD March
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	28,588,763	32,482,561	-12.0%
D.O.T. DOMESTIC	18,068,906	20,687,567	-12.7
INTERNATIONAL	10,519,857	11,794,994	-10.8
ATLANTIC	3,580,860	4,051,392	-11.6
LATIN AMERICA	5,659,661	6,424,125	-11.9
PACIFIC	1,279,336	1,319,477	-3.0
AVAILABLE SEAT MILES (000)
SYSTEM	37,775,328	41,044,789	-8.0%
D.O.T. DOMESTIC	23,056,022	25,819,464	-10.7
INTERNATIONAL	14,719,306	15,225,325	-3.3
ATLANTIC	5,292,867	5,497,545	-3.7
LATIN AMERICA	7,747,198	8,116,909	-4.6
PACIFIC	1,679,240	1,610,871	4.2
LOAD FACTOR
SYSTEM	75.7%	79.1%	-3.5	Pts
D.O.T. DOMESTIC	78.4	80.1	-1.8
INTERNATIONAL	71.5	77.5	-6.0
ATLANTIC	67.7	73.7	-6.0
LATIN AMERICA	73.1	79.1	-6.1
PACIFIC	76.2	81.9	-5.7
PASSENGERS BOARDED	20,330,805	23,050,529	-11.8%

SYSTEM CARGO TON MILES (000)	370,589	504,921	-26.6%

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